Filed pursuant to Rule 497(e)
Registration Nos. 333-174574; 811-22563

MAIRS & POWER FUNDS TRUST (the “Trust”)
Mairs & Power Growth Fund
Mairs & Power Balanced Fund
Mairs & Power Small Cap Fund
(together, the “Funds”)
July 14, 2021

Supplement to the Prospectus dated April 30, 2021, as supplemented

1.The section entitled “Fund Details – Mairs & Power Growth Fund (Growth Fund) – Investment Process” is amended and restated in its entirety as shown below:

The Adviser utilizes a bottom up, multi-cap approach in selecting equity securities for the Fund, focusing generally on stocks of companies headquartered in Minnesota and other states in the Upper Midwest. The Adviser evaluates company fundamentals when selecting individual stocks for the Fund rather than taking “market bets.” The Adviser’s Investment Committee monitors specific companies and industry trends and meets regularly to assess its findings. The Investment Committee seeks to identify strong companies with consistent, above-average growth. A “Durable Competitive Advantage” (DCA) analysis is performed on each company identified to assist the Investment Committee in evaluating that consistent, above-average growth is sustainable over the long-term. A DCA analysis, based on Porter’s Five Forces, evaluates the competitive rivalry between existing companies, bargaining power of buyers and suppliers, threat of substitute products and threat of new market entrants. When evaluating investment opportunities, the Adviser also considers whether environmental, social, and/or corporate governance (ESG) factors are likely to have a material impact on a company's long-term success (though ESG considerations are not necessarily determinative with respect to any particular investment decision and the Adviser does not apply exclusionary screens). As a bottom up fundamental investor, the Adviser includes ESG considerations as part of its overall investment-decision making process. The Investment Committee also evaluates the management and valuations of companies held by the Fund. Depending on a company’s valuation, positions may be added to, trimmed or eliminated. Lastly, the Investment Committee utilizes a quantitative model which emphasizes factors the Adviser believes reflect our investment philosophy such as a proprietary calculation of return on invested capital, earnings and free cash flow yield. The Adviser believes utilizing this quantitative tool enhances our investment strategy in identifying new purchase candidates as well as in portfolio positioning of existing holdings.

2.The section entitled “Fund Details – Mairs & Power Balanced Fund (Balanced Fund) – Investment Process” is amended and restated in its entirety as shown below:

The Adviser utilizes a bottom up, multi-cap approach in selecting equity securities for the Fund, focusing generally on stocks of companies headquartered in Minnesota and other states in the Upper Midwest. The Adviser evaluates company fundamentals when selecting individual stocks for the Fund rather than taking “market bets.” The Adviser’s Investment Committee monitors specific companies and industry trends and meets regularly to assess its findings. The Investment Committee seeks to identify strong companies with consistent, above-average growth. A “Durable Competitive Advantage” (DCA) analysis is performed on each company identified to assist the Investment Committee in evaluating that consistent, above-average growth is sustainable over the long-term. A DCA analysis, based on Porter’s Five Forces, evaluates the competitive rivalry between existing companies, bargaining power of buyers and suppliers, threat of substitute products and threat of new market entrants. When evaluating investment opportunities, the Adviser also considers whether environmental, social, and/or corporate governance (ESG) factors are likely to have a material impact on a company's long-term success (though ESG considerations are not necessarily determinative with respect to any particular investment decision and the Adviser does not apply exclusionary screens). As a bottom up fundamental investor, the Adviser includes ESG considerations as part of its overall investment-decision making process. The Investment Committee also evaluates the management and valuations of companies held by the Fund. Depending on a company’s valuation, positions may be added to, trimmed or eliminated. Lastly, the Investment Committee utilizes a quantitative model which emphasizes factors the

Adviser believes reflect our investment philosophy such as a proprietary calculation of return on invested capital, earnings and free cash flow yield. The Adviser believes utilizing this quantitative tool enhances our investment strategy in identifying new purchase candidates as well as in portfolio positioning of existing holdings.

The Adviser conducts fundamental analysis on the issuer prior to purchasing debt securities. The Adviser focuses on companies with strong balance sheets or substantial tangible assets. The Adviser looks for stable credit trends and monitors credit quality over the life of the security. The Adviser generally builds a laddered portfolio and will swap debt securities if they become rich in price or are declining dramatically in credit quality. While the Adviser does not market time, it will purchase new bonds with longer or shorter maturities based on the interest rate outlook.

3.The section entitled “Fund Details – Mairs & Power Small Cap Fund (Small Cap Fund) – Investment Process” is amended and restated in its entirety as shown below:

The Adviser utilizes a bottom up approach in selecting equity securities for the Fund, focusing generally on stocks of companies headquartered in Minnesota and other states in the Upper Midwest. The Adviser evaluates company fundamentals when selecting individual stocks for the Fund rather than taking “market bets.” The Adviser uses fundamental analysis to determine competitive position, long-term growth rates, risk characteristics, price targets and portfolio positions. As a result, stock selection generally drives relative portfolio performance. When evaluating investment opportunities, the Adviser also considers whether environmental, social, and/or corporate governance (ESG) factors are likely to have a material impact on a company's long-term success (though ESG considerations are not necessarily determinative with respect to any particular investment decision and the Adviser does not apply exclusionary screens). As a bottom up fundamental investor, the Adviser includes ESG considerations as part of its overall investment-decision making process. The Adviser’s risk assessment emphasizes the operating leverage and financial leverage of the underlying company and is not simply based on historical price volatility. The Small Cap Investment Committee meets regularly to monitor economic, industry and company issues. Depending on a company’s valuation, positions may be added to, trimmed or eliminated.

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Please retain this supplement for your reference.